The following form of Amendment to Stock Option Agreements was entered into with the following executive officers and directors as follows:


Name                                Price Per Share
----                                ---------------

Frederick A. Moran                  $0.20625

Clayton F. Moran                    $0.1875

Edwin B. Read                       $0.1875

Dr. Hussein Elkholy                 $0.1875

James B. Dittman                    $0.1875

Dr. Leonard Hausman                 $0.1875



                  FORM OF AMENDMENT TO STOCK OPTION AGREEMENTS
                       UNDER THE VDC COMMUNICATIONS, INC.
                      1998 STOCK INCENTIVE PLAN, AS AMENDED

                  This Amendment (the "Amendment") is made as of October 16, 2000, (the "Amendment Date") by and between VDC Communications, Inc., a Delaware corporation (the "Corporation") and Frederick A. Moran (the "Optionee").

                  WHEREAS, the parties have entered into option agreements representing stock options granted to the Optionee under the VDC Communications, Inc. 1998 Stock Incentive Plan, as amended from time to time (the "Plan"); and

                  WHEREAS, the parties wish to amend certain of these option agreements.

                  NOW, THEREFORE, the parties hereto, intending to be legally bound, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

                  1.       The per share exercise price set forth in Corporation
stock  option  agreements         (collectively  the  "Amended  Agreements")  is
                          -------
hereby amended to be $           .
                      -----------

                  2. Except as otherwise set forth herein, the terms of the Amended Agreements shall remain in full force and effect.

                  3. This Amendment may be executed in two or more counterparts and delivered via facsimile, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

         IN WITNESS WHEREOF, the parties have signed this Amendment as of the date first written above.

                                          CORPORATION:

                                          VDC COMMUNICATIONS, INC.

                                          By:
                                             -----------------------------------
                                                Frederick A. Moran
                                                Chief Executive Officer

                                          OPTIONEE:


                                          --------------------------------------

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